                                                                 EXHIBIT 24.1



                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

That each person whose signature appears below, as a Director or Officer of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, does hereby make, constitute and appoint R. WILLIAM IDE III, BARBARA L. BLACKFORD, SONYA M. DAVIS or ERIC
R. FENCL, or any of them acting alone, his or her true and lawful attorneys, with full power of substitution and resubstitution, in his or her name, place and stead, in any and all capacities, to execute and sign the Annual Report on Form 10-K or registration statements including (i) registration statements on Form S-8 covering the registration of additional securities of the Company to be issued under the Monsanto Shared Success Stock Option Plan, the Monsanto Company ERISA Parity Savings and Investment Plan, and the Monsanto Savings and Investment Plan, (ii) any amendment to any registration statement previously filed by the Company, and (iii) any registration statement on Form S-8 covering the registration of securities to issued under new or existing stock-based incentive plans, and any and all Amendments thereto and documents in connection therewith to be filed with the Commission under the Securities Exchange Act of 1934, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as they might have done or could do if personally present and executing any of said documents.

Dated and effective as of the 27th day of February, 1998.



            <F*>                                         <F*>
---------------------------------           ---------------------------------
Robert B. Shapiro, Director and             Nicholas L. Reding, Director
 Principal Executive Officer


            <F*>
---------------------------------           ---------------------------------
Robert M. Heyssel, Director                 John S. Reed, Director


            <F*>                                         <F*>
---------------------------------           ---------------------------------
Michael Kantor, Director                    John E. Robson, Director


            <F*>                                         <F*>
---------------------------------           ---------------------------------
Gwendolyn S. King, Director                 William D. Ruckelshaus, Director

            <F*>                                         <F*>
---------------------------------           ---------------------------------
Philip Leder, Director                      Robert B. Hoffman, Principal
                                             Financial Officer

            <F*>                                         <F*>
---------------------------------           ---------------------------------
Jacobus F. M. Peters, Director              Michael R. Hogan, Principal
                                             Accounting Officer

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

That each person whose signature appears below, as a Director or Officer of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, does hereby make, constitute and appoint R. WILLIAM IDE III, BARBARA L. BLACKFORD, SONYA M. DAVIS or ERIC
R. FENCL, or any of them acting alone, his or her true and lawful attorneys, with full power of substitution and resubstitution, in his or her name, place and stead, in any and all capacities, to execute and sign the Annual Report on Form 10-K or registration statements including (i) registration statements on Form S-8 covering the registration of additional securities of the Company to be issued under the Monsanto Shared Success Stock Option Plan, the Monsanto Company ERISA Parity Savings and Investment Plan, and the Monsanto Savings and Investment Plan, (ii) any amendment to any registration statement previously filed by the Company, and (iii) any registration statement on Form S-8 covering the registration of securities to issued under new or existing stock-based incentive plans, and any and all Amendments thereto and documents in connection therewith to be filed with the Commission under the Securities Exchange Act of 1934, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as they might have done or could do if personally present and executing any of said documents.

Dated and effective as of the 26th day of February, 1998.




---------------------------------           ---------------------------------
Robert B. Shapiro, Director and             Nicholas L. Reding, Director
 Principal Executive Officer


                                                        <F*>
---------------------------------           ---------------------------------
Robert M. Heyssel, Director                 John S. Reed, Director



---------------------------------           ---------------------------------
Michael Kantor, Director                    John E. Robson, Director



---------------------------------           ---------------------------------
Gwendolyn S. King, Director                 William D. Ruckelshaus, Director

---------------------------------           ---------------------------------
Philip Leder, Director                      Robert B. Hoffman, Principal
                                             Financial Officer


---------------------------------           ---------------------------------
Jacobus F. M. Peters, Director              Michael R. Hogan, Principal
                                             Accounting Officer